EXHIBIT 10.12

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 1st day of March, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of February 1, 2013 (the “Pooling and Servicing Agreement”), and Flagstar Capital Markets Corporation, a Delaware corporation (“Flagstar”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of May 23, 2011, between Assignor and Flagstar (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Flagstar pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Flagstar pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement and Assignee hereby accepts such assignment from Depositor.

3.           Flagstar hereby acknowledges the foregoing assignments.

Representations and Warranties

4.           Assignor warrants and represents to, and covenants with, Depositor, Assignee and Flagstar as of the date hereof that:

(a)           Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)           Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)           There are no offsets, counterclaims or other defenses available to Flagstar with respect to the Purchase Agreement;

(d)           Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)           Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and Flagstar that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)           Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and Flagstar that as of the date hereof:

(a)           Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)           Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.           Flagstar warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)           Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)           Flagstar is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)           Flagstar has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Flagstar’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Flagstar’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Flagstar is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Flagstar or its property is subject. The execution, delivery and performance by Flagstar of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Flagstar. This Agreement has been duly executed and delivered by Flagstar and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Flagstar enforceable against Flagstar in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Flagstar in connection with the execution, delivery or performance by Flagstar of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Flagstar Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, Flagstar hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Flagstar to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.           From and after the date hereof, subject to Section 10 below, Flagstar shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Flagstar had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.           (a)           Controlling Holder Rights. Flagstar agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)           If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.           The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

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(a)           Definitions.

(i)           The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)           The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)           The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.           All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)           In the case of Flagstar,

Flagstar Capital Markets Corporation

5151 Corporate Drive

Troy, Michigan 48098

Attention : Product Development Department

with a copy to

Legal Department at the same address

(b)           In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2013-3

(c)           In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)           In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)           In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-3

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(f)           In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Flagstar may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Flagstar, respectively, hereunder.

16.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Flagstar pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.           This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.            The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Flagstar hereby consents to such exercise and enforcement.

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19.           It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.           Master Servicer. Flagstar hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Flagstar hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Flagstar shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39153400, Sequoia Mortgage Trust 2013-3 Distribution Account

21.           Flagstar acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, Flagstar shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.           Rule 17g-5 Compliance. Flagstar hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-3” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Flagstar in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Flagstar shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Flagstar, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Flagstar or (ii) such Rating Agency’s or NRSRO’s evaluation of Flagstar’s operations in general; provided, however, that Flagstar shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee, Assignee

By:
Name:
Title:

FLAGSTAR CAPITAL MARKETS CORPORATION

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – Flagstar Capital (SEMT 2013-3)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Originator Name	Loan Number	Amortization Type
1	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503620526	1
2	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503635382	1
3	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503659350	1
4	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503667712	1
5	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503705258	1
6	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503711334	1
7	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503712401	1
8	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503716390	1
9	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503719031	1
10	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503721624	1
11	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503722111	1
12	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503725963	1
13	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503728136	1
14	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503729057	1
15	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503730269	1
16	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503733300	1
17	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503733454	1
18	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503734387	1
19	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503734541	1
20	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503735054	1
21	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503739374	1
22	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503743344	1
23	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503745270	1
24	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503751017	1
25	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503759759	1
26	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503761587	1
27	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503563132	1
28	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503609425	1
29	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503653872	1
30	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503659064	1
31	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503677289	1
32	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503691845	1
33	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503712122	1
34	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503718172	1
35	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503720529	1
36	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503728097	1
37	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503732736	1
38	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503740725	1
39	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503748823	1
40	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503753317	1
41	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503758527	1
42	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503763588	1
43	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503764889	1
44	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503771084	1
45	1000383	0.002500			1008498	Flagstar Bank, F.S.B.	503771755	1

	9	10	11	12	13	14	15	16	17	18	19
	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)
1	1	0	9						2	0	0
2	1	0	9						1	0	0
3	1	0	9						2	0	0
4	1	0	9						5	4	0
5	1	0	7						1	1	0
6	1	0	7						2	4	0
7	1	0	9						2	4	0
8	1	0	9						5	0	0
9	1	0	9						5	4	0
10	1	0	9						2	0	0
11	1	0	9						2	4	0
12	1	0	9						2	4	0
13	1	0	7						2	0	0
14	1	0	9						2	4	0
15	1	0	7						2	4	0
16	1	0	9						5	0	0
17	1	0	9						5	0	0
18	1	0	7						2	0	0
19	1	0	9						5	0	0
20	1	0	9						2	0	0
21	1	0	3						2	0	0
22	1	0	7						5	4	0
23	1	0	7						2	4	0
24	1	0	9						5	0	0
25	1	0	7						2	4	0
26	1	0	7						2	0	0
27	1	0	9						1	0	0
28	1	0	3						5	0	0
29	1	0	9						5	0	0
30	1	0	9						2	4	0
31	1	0	9						5	0	0
32	1	0	9						5	0	0
33	1	0	3						5	4	0
34	1	0	9						5	0	0
35	1	0	9						2	0	0
36	1	0	9						1	0	0
37	1	0	9						5	0	0
38	1	0	9						2	0	0
39	1	0	7						2	4	0
40	1	0	9						2	4	0
41	1	0	3						5	0	0
42	1	0	3						2	1	0
43	1	0	9						5	4	0
44	1	0	7						5	0	0
45	1	0	9						5	0	0

	20	21	22	23	24	25	26	27	28	29	30
	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1				0.00		20121115	708750.00	0.040000	360	360	20130101
2				100000.00		20121213	764650.00	0.036250	360	360	20130201
3				37500.00		20121211	579000.00	0.040000	360	360	20130201
4				0.00		20121203	1078000.00	0.040000	360	360	20130201
5				0.00		20121205	2000000.00	0.037500	360	360	20130101
6				0.00		20121207	999000.00	0.042500	360	360	20130201
7				0.00		20121215	650000.00	0.038750	360	360	20130201
8				0.00		20121207	1190000.00	0.038750	360	360	20130201
9				0.00		20121207	524800.00	0.038750	360	360	20130201
10				0.00		20121204	651000.00	0.036250	360	360	20130201
11				0.00		20121127	460000.00	0.037500	360	360	20130101
12				125000.00		20121207	675000.00	0.037500	360	360	20130201
13				0.00		20121119	960000.00	0.037500	360	360	20130101
14				0.00		20121217	499000.00	0.038750	360	360	20130201
15				0.00		20121119	546400.00	0.043750	360	360	20130101
16				0.00		20121211	704600.00	0.037500	360	360	20130201
17				0.00		20121201	707000.00	0.035000	360	360	20130201
18				0.00		20121120	935200.00	0.042500	360	360	20130101
19				0.00		20121212	1044000.00	0.038750	360	360	20130201
20				0.00		20121214	710000.00	0.041250	360	360	20130201
21				0.00		20121205	800000.00	0.036250	360	360	20130201
22				0.00		20121210	723750.00	0.041250	360	360	20130201
23				0.00		20121220	1746000.00	0.038750	360	360	20130201
24				0.00		20121214	545000.00	0.038750	360	360	20130201
25				0.00		20121214	607400.00	0.042500	360	360	20130201
26				0.00		20121217	511875.00	0.042500	360	360	20130201
27				0.00		20121215	577900.00	0.036250	360	360	20130201
28				0.00		20121217	930000.00	0.038750	360	360	20130201
29				250000.00		20121211	969000.00	0.038750	360	360	20130201
30				0.00		20121130	1382500.00	0.038750	360	360	20130101
31				0.00		20121204	673500.00	0.038750	360	360	20130201
32				100000.00		20121205	518000.00	0.042500	360	360	20130201
33				0.00		20121218	550000.00	0.038750	360	360	20130201
34				250000.00		20121206	888000.00	0.037500	360	360	20130201
35				500000.00		20121227	900000.00	0.038750	360	360	20130201
36				0.00		20121221	680000.00	0.038750	360	360	20130201
37				0.00		20121127	716000.00	0.038750	360	360	20130101
38				0.00		20121205	712000.00	0.042500	360	360	20130201
39				0.00		20121220	825000.00	0.043750	360	360	20130201
40				0.00		20121212	495000.00	0.037500	360	360	20130201
41				500000.00		20121219	990000.00	0.037500	360	360	20130201
42				0.00		20121218	797000.00	0.040000	360	360	20130201
43				0.00		20121219	579000.00	0.038750	360	360	20130201
44				0.00		20121212	993750.00	0.037500	360	360	20130201
45				0.00		20121221	685000.00	0.038750	360	360	20130201

	31	32	33	34	35	36	37	38	39	40	41
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days
1	1	0	0		706704.24	0.040000	3383.68	20130201	0	0
2	1	0	0		763472.68	0.036250	3487.20	20130201	0	0
3	1	0	0		578165.77	0.040000	2764.23	20130201	0	0
4	1	0	0		1076446.79	0.040000	5146.54	20130201	0	0
5	1	0	0		1992962.84	0.037500	9262.31	20130201	0	0
6	1	0	0		997623.65	0.042500	4914.48	20130201	0	0
7	1	0	0		649042.42	0.038750	3056.54	20130201	0	0
8	1	0	0		1188246.89	0.038750	5595.82	20130201	0	0
9	1	0	0		524026.87	0.038750	2467.80	20130201	0	0
10	1	0	0		649997.67	0.036250	2968.89	20130201	0	0
11	1	0	0		458593.41	0.037500	2130.33	20130201	0	0
12	1	0	0		673983.35	0.037500	3126.03	20130201	0	0
13	1	0	0		957103.66	0.037500	4445.91	20130201	0	0
14	1	0	0		498264.87	0.038750	2346.48	20130201	0	0
15	1	0	0		544925.28	0.043750	2728.09	20130201	0	0
16	1	0	0		703538.77	0.037500	3263.11	20130201	0	0
17	1	0	0		705887.33	0.035000	3174.75	20130201	0	0
18	1	0	0		933911.55	0.042500	4600.62	20130201	0	0
19	1	0	0		1040461.97	0.038750	4909.28	20130201	0	0
20	1	0	0		708999.61	0.041250	3441.01	20130201	0	0
21	1	0	0		798768.26	0.036250	3648.41	20130201	0	0
22	1	0	0		722730.24	0.041250	3507.65	20130201	0	0
23	1	0	0		1743427.79	0.038750	8210.34	20130201	0	0
24	1	0	0		544197.11	0.038750	2562.79	20130201	0	0
25	1	0	0		606563.17	0.042500	2988.04	20130201	0	0
26	1	0	0		511169.77	0.042500	2518.12	20130201	0	0
27	1	0	0		577010.22	0.036250	2635.52	20130201	0	0
28	1	0	0		928629.92	0.038750	4373.20	20130201	0	0
29	1	0	0		967572.46	0.038750	4556.60	20130201	0	0
30	1	0	0		1373830.70	0.038750	6501.03	20130201	0	0
31	1	0	0		672507.79	0.038750	3167.05	20130201	0	0
32	1	0	0		517286.33	0.042500	2548.25	20130201	0	0
33	1	0	0		549189.74	0.038750	2586.30	20130201	0	0
34	1	0	0		886662.53	0.037500	4112.47	20130201	0	0
35	1	0	0		898674.12	0.038750	4232.13	20130201	0	0
36	1	0	0		678998.22	0.038750	3197.61	20130201	0	0
37	1	0	0		713886.96	0.038750	3366.90	20130201	0	0
38	1	0	0		711019.06	0.042500	3502.61	20130201	0	0
39	1	0	0		823888.71	0.043750	4119.10	20130201	0	0
40	1	0	0		494254.46	0.037500	2292.42	20130201	0	0
41	1	0	0		988508.91	0.037500	4584.84	20130201	0	0
42	1	0	0		795851.67	0.040000	3805.00	20130201	0	0
43	1	0	0		578147.02	0.038750	2722.67	20130201	0	0
44	1	0	0		992253.26	0.037500	4602.21	20130201	0	0
45	1	0	0		683990.86	0.038750	3221.12	20130201	0	0

	42	43	44	45	46	47	48	49	50	51	52	53
	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45

	54	55	56	57	58	59	60	61	62	63	64	65
	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45

	66	67	68	69	70	71	72	73	74	75	76
	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower
1			0		548	3		0		1	6.25
2			0		16	3		1		12
3			0		495	1		0		10.25
4			0		326	1		0		19
5			0		785	2		1		20	20.25
6			0		79	1		0		6
7			0		575	2		0		2
8			0		859	3		1		18
9			0		536	1		0		25
10			0		452	3		1		7.5	7.5
11			0		749	4		0		0
12			0		766	2		0		8
13			0		605	1		0		6.75
14			0		981	4		1		21
15			0		993	1		0		12
16			0		673	1		0		10	15
17			0		1027	3		1		9	1.25
18			0		772	2		1		5.5	3.25
19			0		935	3		1		18
20			0		829	1		0		2
21			0		663	1		1		19
22			0		293	2		1		11.5	6
23			0		119	1		1		5.5
24			0		538	2		0		3
25			0		298	1		1		6.75
26			0		137	2		0		0.25
27			0		462	1		0		1
28			0		160	1		0		18	12
29			0		457	1		0		0	4.25
30			0		1025	2		1		6	9
31			0		170	2		1		17
32			0		932	2		0		13
33			0		682	2		0		2.5
34			0		487	1		1		3	5
35			0		800	1		0		0
36			0		469	2		0		4	2
37			0		751	2		0		21	11
38			0		736	1		0		3	10
39			0		544	2		1		17	17
40			0		150	1		0		0
41			0		598	1		0		14
42			0		823	1		0		6.5	1
43			0		568	1		0		2
44			0		959	1		1		12
45			0		1020	1		0		0

	77	78	79	80	81	82	83	84	85	86	87	88
	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO
1	2.5	1								753
2	5	1								731
3	4	1								791
4	16	1								766
5	0	1								783
6	0	1								780
7	6	1								785
8	2	1								779
9	5	1								730
10	10	1								720
11	4	1								793
12	6	1								780
13	0	1								795
14	9	1								750
15	0	1								763
16	2	1								814
17	5	1								780
18	0	1								789
19	2.75	1								769
20	2	1								809
21	1	1								778
22	0	1								768
23	0	1								800
24	3	1								807
25	0	1								801
26	0	1								771
27	6	1								784
28	10	1								778
29	7	1								728
30	5	1								724
31	4	1								780
32	18	1								784
33	11	1								758
34	9	1								784
35	10	1								812
36	2	1								791
37	1.75	1								782
38	10	1								762
39	0	1								801
40	6	1								756
41	14	1								803
42	5	1								791
43	2.5	1								722
44	0	1								745
45	1.5	1								791

	89	90	91	92	93	94	95	96	97	98	99	100
	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1										000000000000
2										000000000000
3										000000000000
4										000000000000
5										000000000000
6										000000000000
7										000000000000
8										000000000000
9										000000000000
10										000000000000
11										000000000000
12										000000000000
13										000000000000
14										000000000000
15										000000000000
16										000000000000
17										000000000000
18										000000000000
19										000000000000
20										000000000000
21										000000000000
22										000000000000
23										000000000000
24										000000000000
25										000000000000
26										000000000000
27										000000000000
28										000000000000
29										000000000000
30										000000000000
31										000000000000
32										000000000000
33										000000000000
34										000000000000
35										000000000000
36										000000000000
37										000000000000
38										000000000000
39										000000000000
40										000000000000
41										000000000000
42										000000000000
43										000000000000
44										000000000000
45										000000000000

	101	102	103	104	105	106	107	108	109	110	111
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1	8441.6	13250	0	0	21691.6	21691.6	1	5		3
2	16279.08		0		16279.08	16279.08	1	5		3
3	15078.99	0	0	0	15078.99	15078.99	1	5		3
4	24041.66		0		24041.66	24041.66	1	5		3
5	23418.81	8631.33	0	0	32050.14	32050.14	1	5		3
6	8437.87	0	6936.59	2337.34	8437.87	17711.8	1	5		3
7	27009.58	0	0	0	27009.58	27009.58	1	5		3
8	152105.3	0	0	0	152105.3	152105.3	1	5		3
9	14416.66		0		14416.66	14416.66	1	5		3
10	12990.01	1500	163.59	0	14490.01	14653.6	1	5		3
11	1780.75	8403.35	0	0	10184.1	10184.1	1	5		3
12	10208.33	0	7795.74	0	10208.33	18004.07	1	5		3
13	12500		12769		12500	25269	1	5		3
14	11017.27		0		11017.27	11017.27	1	5		3
15	15500	0	3420.33	0	15500	18920.33	1	5		3
16	14209.87	11476.4	0	0	25686.27	25686.27	1	5		3
17	0	33936.79	0	0	33936.79	33936.79	1	5		3
18	20464.26	7500	0	0	27964.26	27964.26	1	5		3
19	163264.4	0	0	0	163264.4	163264.4	1	5		3
20	15322.34		0		15322.34	15322.34	1	5		3
21	23500	0	0	0	23500	23500	1	5		3
22	0	9079.86	53171.21	0	9079.86	62251.07	1	5		3
23	38917.21		0		38917.21	38917.21	1	5		3
24	21200.01		0		21200.01	21200.01	1	5		3
25	16088.79		0		16088.79	16088.79	1	5		3
26	25000		0		25000	25000	1	5		3
27	17500		0		17500	17500	1	5		3
28	12122.06	11616.8	0	0	23738.86	23738.86	1	5		3
29	12499.99	18145.83	0	0	30645.82	30645.82	1	5		3
30	26221.5	5518	0	0	31739.5	31739.5	1	5		3
31	12744.79		0		12744.79	12744.79	1	5		3
32	11750	0	0	0	11750	11750	1	5		3
33	13511.33	0	2295.32	4995.06	13511.33	20801.71	1	5		3
34	2101.17	12327.84	0	0	14429.01	14429.01	1	5		3
35	1975.8	4830.88	5036.67	2300.18	6806.68	14143.53	1	5		3
36	8972.23	24999.87	0	0	33972.1	33972.1	1	5		3
37	9202.55	10404.43	0	0	19606.98	19606.98	1	5		3
38	11875	15741.18	0	0	27616.18	27616.18	1	5		3
39	14366.25	2166.67	0	0	16532.92	16532.92	1	5		3
40	0		10903.5		0	10903.5	1	5		3
41	42686.3	0	0	0	42686.3	42686.3	1	5		3
42	8691.8	10416.67	0	0	19108.47	19108.47	1	5		3
43	12016.66		1317.88		12016.66	13334.54	1	5		3
44	18306.71		0		18306.71	18306.71	1	5		3
45	13623		0		13623	13623	1	5		3

	112	113	114	115	116	117	118	119	120	121	122	123
	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type
1	4		95847.11	6239.48	0.287645				SAN CARLOS	CA	94070	1
2	4		68029	5327.8	0.327279				NEWTON CENTER	MA	02459	1
3	4		48214.54	5596.14	0.371122				PULASKI	WI	54162	1
4	4		138023	6658.19	0.276944				PASADENA	CA	91105	1
5	4		625205.2	14284.14	0.445681			100	NEW YORK	NY	10007	4
6	4		775444	6571.56	0.371027			100	SAN DIEGO	CA	92109	1
7	4		112926.3	9144.09	0.338550				NEW CANAAN	CT	06840	1
8	4		677359.6	14877.27	0.097809				NEWPORT BEACH	CA	92660	7
9	4		455302.8	4411.67	0.306012				DALLAS	TX	75205	1
10	4		100324.8	6615.32	0.451447				MURRIETA	CA	92562	7
11	4		59297.39	4521.84	0.444010				RIVERSIDE	CA	92506	1
12	4		68894.74	7321.36	0.406650				CARLSBAD	CA	92011	7
13	4		167434.2	6673.34	0.264092			100	HALF MOON BAY	CA	94019	7
14	4		118735.4	3961.09	0.359535				ALTO	NM	88312	6
15	4		278501.6	8207.43	0.433789			100	MIAMI	FL	33143	1
16	4		703217.9	4515.93	0.175811				IRVINE	CA	92620	6
17	4		327342	13331.63	0.392837				SARATOGA	CA	95070	1
18	4		119556.7	9001.58	0.321896			100	ENCINO	CA	91436	1
19	4		902126.4	14007.76	0.085798				NEWPORT BEACH	CA	92660	7
20	4		60910.83	6203.79	0.404885				CUPERTINO	CA	95014	1
21	4		285561.2	5992.83	0.255014				DRAPER	UT	84020	1
22	4		174900.3	5285.18	0.084901			100	BEL AIR	MD	21015	7
23	4		167245.1	11695.24	0.300516			92.349	GREENWICH	CT	06831	1
24	4		123693.4	8044.28	0.379447				HOUSTON	TX	77056	7
25	4		80546.08	5918.9	0.367890			100	PALM SPRINGS	CA	92262	1
26	4		409797.3	7575.88	0.303035			100	MIAMI BEACH	FL	33140	1
27	4		370132.8	4779.23	0.273099				GROSSE POINTE FARMS	MI	48236	1
28	4		40960.41	5871.14	0.247322				SARATOGA	CA	95070	1
29	4		73017.74	6723.48	0.219393				LOS ALTOS	CA	94022	1
30	4		74563.93	12435.69	0.391805				ENCINITAS	CA	92024	1
31	4		717503.5	4715.67	0.370008				ENCINITAS	CA	92024	1
32	4		318271.7	4479.42	0.381227				EL DORADO HILLS	CA	95762	7
33	4		246230.8	5519.86	0.265356				WOODWAY	WA	98020	7
34	4		285851	4875.68	0.337908				PARK CITY	UT	84060	1
35	4		48403.74	6053.77	0.428024				CORONA DEL MAR	CA	92625	1
36	4		145267.2	6882.17	0.202583				ANN ARBOR	MI	48103	3
37	4		55565.94	6144.61	0.313389				LA CANADA FLINTRIDGE	CA	91011	1
38	4		1378330	5707.46	0.206671				NEWPORT BEACH	CA	92660	7
39	4		161987.8	7426.79	0.449212			100	CAPITAN	NM	88316	1
40	4		632095.4	3954.91	0.362719				LA QUINTA	CA	92253	7
41	4		98043.08	8852.2	0.207378				CORONA DEL MAR	CA	92625	7
42	4		246279.2	5357.23	0.280359				LOS ALTOS	CA	94024	1
43	4		36123.59	4363.07	0.327201				SAN DIEGO	CA	92109	1
44	4		214790.4	8016.18	0.437882			100	HERMOSA BEACH	CA	90254	3
45	4		142125.5	4437.56	0.325740				ALTADENA	CA	91001	1

	124	125	126	127	128	129	130	131	132	133	134	135
	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score
1	1		1000000.00	3	20120814
2	1		1200000.00	3	20120820
3	1		815000.00	3	20120904
4	1		1700000.00	3	20120921
5	1	5800000.00	5800000.00	3	20121019
6	1	1350000.00	1350000.00	3	20121011
7	1		830000.00	3	20121115
8	1		2300000.00	3	20121109
9	1		700000.00	3	20121102
10	1		900000.00	3	20121110
11	1		575000.00	3	20121025
12	1		1000000.00	3	20121025
13	1	1200000.00	1200000.00	3	20121015
14	1		675000.00	3	20121106
15	1	705000.00	683000.00	3	20121018
16	1		998000.00	3	20121120
17	1		2222000.00	3	20121022
18	1	1169000.00	1169000.00	3	20121030
19	1		1650000.00	3	20121108
20	1		1260000.00	3	20121109
21	1		1460000.00	3	20121029
22	1	1042795.00	965000.00	3	20121109
23	1	2910000.00	2910000.00	3	20121106
24	1		1670000.00	3	20121114
25	1	760000.00	760000.00	3	20121112
26	2	682500.00	685000.00	3	20121121
27	1		848000.00	3	20121026
28	1		1600000.00	3	20121127
29	1		1990000.00	3	20120911
30	1		1975000.00	3	20121103
31	1		852000.00	3	20120905
32	1		815000.00	3	20121008
33	1		900000.00	3	20121207
34	1		1815000.00	3	20121011
35	1		2260000.00	3	20121010
36	1		850000.00	3	20121109
37	1		1100000.00	3	20121025
38	1		1420000.00	3	20121101
39	2	1100000.00	1100000.00	3	20121112
40	1		700000.00	3	20121109
41	1		2700000.00	3	20121121
42	1		1500000.00	3	20121118
43	1		775000.00	3	20121118
44	1	1325000.00	1325000.00	3	20121129
45	1		930000.00	3	20121125

	136	137	138	139	140	141	142	143	144	145	146
	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)
1	0.708700	0.708700	0	0	0
2	0.720500	0.637200	0	0	0
3	0.756400	0.710400	0	0	0
4	0.634100	0.634100	0	0	0
5	0.344800	0.344800	0	0	0
6	0.740000	0.740000	0	0	0
7	0.783100	0.783100	0	0	0
8	0.517300	0.517300	0	0	0
9	0.749700	0.749700	0	0	0
10	0.723300	0.723300	0	0	0
11	0.800000	0.800000	0	0	0
12	0.800000	0.675000	0	0	0
13	0.800000	0.800000	0	0	0
14	0.739200	0.739200	0	0	0
15	0.800000	0.800000	0	0	0
16	0.706000	0.706000	0	0	0
17	0.318100	0.318100	0	0	0
18	0.800000	0.800000	0	0	0
19	0.632700	0.632700	0	0	0
20	0.563400	0.563400	0	0	0
21	0.547900	0.547900	0	0	0
22	0.750000	0.750000	0	0	0
23	0.600000	0.600000	0	0	0
24	0.326300	0.326300	0	0	0
25	0.799200	0.799200	0	0	0
26	0.750000	0.750000	0	0	0
27	0.681400	0.681400	0	0	0
28	0.581200	0.581200	0	0	0
29	0.612500	0.486900	0	0	0
30	0.700000	0.700000	0	0	0
31	0.790400	0.790400	0	0	0
32	0.758200	0.635500	0	0	0
33	0.611100	0.611100	0	0	0
34	0.626900	0.489200	0	0	0
35	0.619400	0.398200	0	0	0
36	0.800000	0.800000	0	0	0
37	0.650900	0.650900	0	0	0
38	0.501400	0.501400	0	0	0
39	0.750000	0.750000	0	0	0
40	0.707100	0.707100	0	0	0
41	0.551800	0.366600	0	0	0
42	0.531300	0.531300	0	0	0
43	0.747000	0.747000	0	0	0
44	0.750000	0.750000	0	0	0
45	0.736500	0.736500	0	0	0

	147	148	149	150	151	152	153	154	155	156
	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45

	157	158	159	160	161	162	163	164
	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)
1				13	6.25	0	20421201	8441.6
2				14		45126	20430101	16279.08
3				10.25		20754	20430101	15078.99
4				20		0	20430101	24041.66
5				28	21	0	20421201	23418.81
6				6		0	20430101	8437.87
7				16		0	20430101	27009.58
8				18		0	20430101	152105.3
9				25		0	20430101	14416.66
10				10	10	0	20430101	12990.01
11				0		0	20421201	1780.75
12				15		125000	20430101	10208.33
13				39		0	20421201	12500
14				38		0	20430101	11017.27
15				25		0	20421201	15500
16				10	15	0	20430101	14209.87
17				20	9	0	20430101	0
18				5.5	3.25	0	20421201	20464.26
19				18		0	20430101	163264.4
20				5		0	20430101	15322.34
21				19		0	20430101	23500
22				11.5	6	0	20430101	0
23				15		0	20430101	38917.21
24				15		0	20430101	21200.01
25				7		0	20430101	16088.79
26				9		0	20430101	25000
27				25		0	20430101	17500
28				22	22	0	20430101	12122.06
29				15	17	56505	20430101	12499.99
30				23	9	0	20421201	26221.5
31				20		0	20430101	12744.79
32				25		87788	20430101	11750
33				34		0	20430101	13511.33
34				3	5	250000	20430101	2101.17
35				0		110000	20430101	1975.8
36				4	2	0	20430101	8972.23
37				21	11	0	20421201	9202.55
38				25	25	0	20430101	11875
39				30	17	0	20430101	14366.25
40				0		0	20430101	0
41				20		101754.5	20430101	42686.3
42				15	15	0	20430101	8691.8
43				2		0	20430101	12016.66
44				12		0	20430101	18306.71
45				9		0	20430101	13623

	165	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	0	13250	0	0	Full	Two Years	Two Months
2	0	0	0	0	0	Full	Two Years	Two Months
3	0	0	0	0	0	Full	Two Years	Two Months
4	0	0	0	0	0	Full	Two Years	Two Months
5	0	0	8631.33	0	0	Full	Two Years	Two Months
6	0	6936.59	0	0	0	Full	Two Years	Two Months
7	0	0	0	0	0	Full	Two Years	Two Months
8	0	0	0	0	0	Full	Two Years	Two Months
9	0	0	0	0	0	Full	Two Years	Two Months
10	0	0	1500	0	0	Full	Two Years	Two Months
11	0	0	8403.35	0	0	Full	Two Years	Two Months
12	0	7795.74	0	0	0	Full	Two Years	Two Months
13	0	0	0	0	0	Full	Two Years	Two Months
14	0	0	0	0	0	Full	Two Years	Two Months
15	3420.33	0	0	0	0	Full	Two Years	Two Months
16	0	0	11476.4	0	0	Full	Two Years	Two Months
17	0	0	33936.79	0	0	Full	Two Years	Two Months
18	0	0	7500	0	0	Full	Two Years	Two Months
19	0	0	0	0	0	Full	Two Years	Two Months
20	0	0	0	0	0	Full	Two Years	Two Months
21	0	0	0	0	0	Full	Two Years	Two Months
22	35784	0	9079.86	0	0	Full	Two Years	Two Months
23	0	0	0	0	0	Full	Two Years	Two Months
24	0	0	0	0	0	Full	Two Years	Two Months
25	0	0	0	0	0	Full	Two Years	Two Months
26	0	0	0	0	0	Full	Two Years	Two Months
27	0	0	0	0	0	Full	Two Years	Two Months
28	0	0	11616.8	0	0	Full	Two Years	Two Months
29	0	0	18145.83	0	0	Full	Two Years	Two Months
30	0	0	5518	0	0	Full	Two Years	Two Months
31	0	0	0	0	0	Full	Two Years	Two Months
32	0	0	0	0	0	Full	Two Years	Two Months
33	0	0	0	0	0	Full	Two Years	Two Months
34	0	0	12327.84	0	0	Full	Two Years	Two Months
35	0	0	4830.88	0	0	Full	Two Years	Two Months
36	0	0	24999.87	0	0	Full	Two Years	Two Months
37	0	0	10404.43	0	0	Full	Two Years	Two Months
38	0	0	15741.18	0	0	Full	Two Years	Two Months
39	0	0	2166.67	0	0	Full	Two Years	Two Months
40	0	0	0	0	0	Full	Two Years	Two Months
41	0	0	0	0	0	Full	Two Years	Two Months
42	0	0	10416.67	0	0	Full	Two Years	Two Months
43	1317.88	0	0	0	0	Full	Two Years	Two Months
44	0	0	0	0	0	Full	Two Years	Two Months
45	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.11